UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2026

LUXFER HOLDINGS PLC

(Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3016 Kansas Avenue,

Riverside, CA, 92507

(Address and Zip Code of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2026, Luxfer Holdings PLC, a public limited company incorporated in England and Wales (the “Company”), entered into a Transaction Agreement with Double Eagle Acquisition Buyer, Inc., a Delaware corporation (“Buyer”) and newly formed holding company owned by funds managed by Wynnchurch Capital, L.P., pursuant to which, upon the terms and subject to the conditions set forth therein, Buyer will acquire the entire issued share capital of the Company (the “Transaction”), pursuant to a court sanctioned English law scheme of arrangement under Part 26 of the Companies Act 2006.

In connection with the Transaction, the Company filed with the SEC a preliminary proxy statement on Schedule 14A on August 26, 2026 (the “Preliminary Proxy Statement”), and a definitive proxy statement on Schedule 14A on September 17, 2026 (the “Definitive Proxy Statement”), which was first mailed to the Company’s shareholders on or about the same date, in connection with a meeting of the holders of the Company’s ordinary shares convened with the permission of the High Court of Justice in England and Wales (the “Scheme Meeting”) and a general meeting of the Company’s shareholders (the “Company GM” and, together with the Scheme Meeting, the “Meetings”), in each case to be held on November 4, 2026, at which the Company’s shareholders will be asked to vote on, among other things, proposals necessary to implement the Transaction.

Following the filing of the Definitive Proxy Statement, and as of the date of this Current Report on Form 8-K, the Company is aware of two lawsuits that have been filed by purported shareholders of the Company against the Company and members of the Company’s board of directors (the “Company Board”) in the Supreme Court of the State of New York (captioned Johnson v. Luxfer Holdings PLC, et al., No. 162890/2026, and Thompson v. Luxfer Holdings PLC, et al., No. 655883/2026) (collectively, the “Actions”). The Actions generally allege, among other things, that the Definitive Proxy Statement omits material information regarding the Transaction and seek, among other things, an injunction enjoining the Transaction until such time as the alleged disclosure deficiencies are corrected, rescission of the Transaction or damages in the event the Transaction is consummated, and an award of costs, including reasonable attorneys’ and experts’ fees. The Company has also received demand letters from purported shareholders (collectively, the “Shareholder Letters”) alleging, among other things, that the disclosures contained in the Preliminary Proxy Statement and Definitive Proxy Statement are deficient and demanding that certain corrective disclosures be made. It is possible that additional, similar complaints may be filed, the Actions may be amended, or additional demand letters from purported shareholders may be received.

The Company believes that the allegations in the Actions and the Shareholder Letters are without merit and that no further disclosure is required under applicable law. However, solely in order to avoid the risk that the Actions and the Shareholder Letters delay or otherwise adversely affect the consummation of the Transaction, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the Supplemental Disclosures. To the contrary, the Company specifically denies all allegations in the Actions and the Shareholder Letters, including that any additional disclosure was or is required.

These Supplemental Disclosures will not change the consideration to be paid to the Company’s shareholders in connection with the Transaction or the timing of the Meetings. The Company Board continues to recommend that the Company’s shareholders vote “FOR” each of the proposals to be voted on at the Meetings, as described in the Definitive Proxy Statement.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Definitive Proxy Statement. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Definitive Proxy Statement.

Supplement to Definitive Proxy Statement

This supplemental information should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. All page references are to the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text) and removed language within the restated language from the Definitive Proxy Statement is indicated in strikethrough text (e.g., ~~strikethrough text~~), as applicable. The information contained herein speaks only as of October 26, 2026 unless the information indicates another date applies.

The second full paragraph on page 31, under the heading “The Transaction–Background of the Transaction,” is hereby amended and supplemented as follows:

Each of the confidentiality agreements entered into by Luxfer in connection with the sale process contained a customary standstill provision prohibiting potential counterparties from, among other things, offering to acquire or acquiring Luxfer without the prior consent of Luxfer, in each case for an agreed-upon period of time, and ~~certain of~~ such standstill provisions would fall away after Luxfer entered into a definitive agreement with a third party providing for a change of control transaction of Luxfer, and, as a result, none of the standstill provisions currently prohibit any potential counterparty from making a confidential proposal to the Company Board. None of the confidentiality agreements entered into by Luxfer in connection with the sale process contained a “don’t ask, don’t waive” provision.

The fourth full paragraph beginning on page 47, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Discounted Cash Flow Analysis,” is hereby amended and supplemented as follows:

Deutsche Bank performed a discounted cash flow analysis to determine a range of implied present values per Company Ordinary Share. Deutsche Bank applied discount rates ranging from 12.5% to 14.5% to estimates of the estimated future unlevered free cash flows of the Company for the period from April 1, 2026 through 2030 calculated based upon the Financial Forecasts, and to a range of estimated terminal values of the Company at the end of such period, respectively, to determine a range of implied enterprise values for the Company as of March 31, 2026. For purposes of its financial analyses, Deutsche Bank calculated unlevered free cash flow as (a) (i) for Q2-Q4 2026E, Management Pro Forma Adjusted EBITDA, less approximately $2.9 million of cash expenses expected to be incurred in such period and which were excluded from the calculation of Management Pro Forma Adjusted EBITDA and (ii) for 2027E through 2030E, Management Pro Forma Adjusted EBITDA, in each case, less (b) depreciation and amortization and stock compensation expense, less (c) cash taxes, plus (d) depreciation and amortization, less (e) capital expenditures, plus or less (f) change in net working capital. Utilizing its professional judgment and experience, Deutsche Bank derived the foregoing range of discount rates by application of the capital asset pricing model, which requires certain Company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. The terminal value was calculated by applying multiples ranging from 7.0x to 9.5x, which were selected by Deutsche Bank based on its professional judgment and experience, taking into account historical trading multiples for the Company for the five years ended July 24, 2026, as well as the current trading multiple for the Company, to Company management estimates of 2030 Management Pro Forma Adjusted EBITDA reduced by $3 million of projected employee stock-based compensation expenses. Deutsche Bank then subtracted the Company’s estimated net debt of approximately $43.7 million, and divided the result by the number of fully diluted Company Ordinary Shares outstanding using the treasury method. For purposes of this analysis, Deutsche Bank calculated the number of fully diluted Company Ordinary Shares taking into account 26,759,236 basic shares outstanding and 713,926 dilutive securities with a weighted average exercise price of $0.94 per share, in each case as provided by Company management. This analysis resulted in a range of implied present values of Company Ordinary Shares as of March 31, 2026 of approximately $15.05 to $20.80 per Company Ordinary Share (rounded to the nearest $0.05). Deutsche Bank compared this range of implied values per Company Ordinary Share to the closing price per Company Ordinary Share of $17.05 on July 24, 2026 and the Consideration of $17.37 in cash per Company Ordinary Share.

The first full paragraph and the table following the first full paragraph on page 48, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Precedent Selected Transactions Analysis,” are hereby amended and supplemented as follows:

Deutsche Bank reviewed publicly available information relating to ~~the following~~ 17 selected transactions in the specialty materials and cylinder and tank manufacturing industries since 2013 (which we refer to as the “Deutsche Bank Selected Transactions”).

~~Date Announced~~	~~Target~~	~~Acquirer~~
~~Selected Specialty Materials Precedent Transactions~~
~~February 2024~~	~~Haynes International, Inc.~~	~~Acerinox S.A.~~
~~May 2023~~	~~Arconic Corporation~~	~~Apollo Global Management, Inc.~~
~~April 2022~~	~~DSM Protective Materials business of Royal DSM N.V.~~	~~Avient Corporation~~
~~March 2021~~	~~Global Aluminum Rolling business of Norsk Hydro ASA~~	~~KPS Capital Partners, LP~~
~~November 2019~~	~~VDM Metals Holding GmbH~~	~~Acerinox S.A.~~
~~July 2018~~	~~Aleris Corporation~~	~~Novelis Inc.~~
~~August 2015~~	~~Precision Castparts Corp.~~	~~Berkshire Hathaway Inc.~~
~~June 2015~~	~~OM Group, Inc.~~	~~Apollo Global Management, LLC~~
~~March 2015~~	~~RTI International Metals, Inc.~~	~~Alcoa Inc.~~
~~February 2015~~	~~JPS Industries, Inc.~~	~~Handy & Harman Ltd.~~
~~February 2013~~	~~Höganäs AB~~	~~Lindéngruppen AB and Foundation Asset Management Sweden AB~~

~~Selected Cylinders and Tanks Precedent Transactions~~
~~January 2026~~	~~KBK Industries, LLC~~	~~TerraVest Industries Inc.~~
~~March 2025~~	~~EnTrans International, LLC~~	~~TerraVest Industries Inc.~~
~~May 2024~~	~~Hexagon Ragasco AS~~	~~Worthington Enterprises, Inc.~~
~~November 2023~~	~~Highland Tank Holdings, LLC~~	~~TerraVest Industries Inc.~~
~~November 2018~~	~~Agility Fuel Solutions Holdings Inc.~~	~~Hexagon Composites ASA~~
~~June 2017~~	~~Amtrol Inc.~~	~~Worthington Industries, Inc.~~

The first full paragraph and the table following the first full paragraph on page 49, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Precedent Selected Transactions Analysis,” are hereby amended and supplemented as follows:

~~The results of this analysis are summarized as follows:~~

~~EV/LTM EBITDA~~
~~Deutsche Bank Selected Transactions~~
~~Selected Specialty Material Precedent Transactions~~
~~High~~	~~13.7x~~
~~Median~~ 	~~11.3x~~
~~Low~~	~~5.5x~~
~~Selected Cylinders and Tanks Precedent Transactions~~
~~High~~	~~19.5x~~
~~Median~~	~~7.2x~~
~~Low~~	~~4.0x~~

The following table lists the Deutsche Bank Selected Transactions and summarizes the results of this analysis:

Date Announced	Target	Acquirer	EV/LTM EBITDA
Selected Specialty Materials Precedent Transactions
February 2024	Haynes International, Inc.	Acerinox S.A.	12.3x
May 2023	Arconic Corporation	Apollo Global Management, Inc.	7.6x(1)
April 2022	DSM Protective Materials business of Royal DSM N.V.	Avient Corporation	13.7x
March 2021	Global Aluminum Rolling business of Norsk Hydro ASA	KPS Capital Partners, LP	11.3x(2)
November 2019	VDM Metals Holding GmbH	Acerinox S.A.	5.5x
July 2018	Aleris Corporation	Novelis Inc.	7.2x
August 2015	Precision Castparts Corp.	Berkshire Hathaway Inc.	12.3x
June 2015	OM Group, Inc.	Apollo Global Management, LLC	11.5x(3)
March 2015	RTI International Metals, Inc.	Alcoa Inc.	13.1x
February 2015	JPS Industries, Inc.	Handy & Harman Ltd.	6.8x
February 2013	Höganäs AB	Lindéngruppen AB and Foundation Asset Management Sweden AB	9.6x

Median			11.3x
Selected Cylinders and Tanks Precedent Transactions
January 2026	KBK Industries, LLC	TerraVest Industries Inc.	5.6x
March 2025	EnTrans International, LLC	TerraVest Industries Inc.	7.0x
May 2024	Hexagon Ragasco AS	Worthington Enterprises, Inc.	9.6x
November 2023	Highland Tank Holdings, LLC	TerraVest Industries Inc.	4.0x
November 2018	Agility Fuel Solutions Holdings Inc.	Hexagon Composites ASA	19.5x
June 2017	Amtrol Inc.	Worthington Industries, Inc.	7.4x(4)

Median			7.2x

(1)	Pension-adjusted metrics reflect the addition of unfunded defined benefit plan net liability and the tax effected net liability of funded defined pension benefit plans to net debt. LTM adjustment to EBITDA reflects add-back of LTM 3/31/23 non-service cost defined benefit plan charges. Net liability of funded defined benefit plans tax effected at 21%.
(2)	Represents normalized underlying EBITDA multiple.
(3)	Pension adjusted metrics reflect the addition of unfunded (non-U.S.) defined benefit plan net liability, tax effected net liability of funded (U.S.) defined benefit plans to net debt. LTM adjustment to EBITDA reflects add-back of LTM 3/31/15 non-service cost defined benefit plan charges. Net liability of funded (U.S.) defined benefit plans tax effected at 35%.
(4)	Based on calendar year 2016 EBITDA.

The third full paragraph and the list following the third full paragraph on page 49, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Selected Companies Analysis,” are hereby amended as follows:

Deutsche Bank reviewed and compared certain financial information and commonly used valuation measurements for the Company with corresponding financial information and valuation measurements for  ~~the following~~ eight publicly-traded companies in the specialty materials, cylinder and catalyst manufacturing industries (which we refer to as the “Deutsche Bank Selected Companies”)~~:~~.

~~Specialty Materials~~

~~●~~	~~AMG Critical Materials N.V.~~

~~●~~	~~Alleima AB~~

~~●~~	~~Kaiser Aluminum Corporation~~

~~●~~	~~Neo Performance Materials Inc.~~

~~Cylinders~~

~~●~~	~~Hexagon Composites ASA~~

~~Catalysts~~

~~●~~	~~Ecovyst Inc.~~
~~●~~	~~Johnson Matthey PLC~~
~~●~~	~~Umicore N.V.~~

The fourth full paragraph on page 49, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Selected Companies Analysis,” is hereby amended as follows:

Although none of the ~~above~~ Deutsche Bank Selected Companies is directly comparable to the Company, Deutsche Bank considered each of them generally relevant for the purposes of this analysis, based on its professional judgment and experience as investment bankers, taking into account several factors, including, among other things, the Company’s operational capabilities and financial profile compared with those of the Deutsche Bank Selected Companies, the competitive landscape in which the Company and the Deutsche Bank Selected Companies operate and the Company’s product offerings and those of the Deutsche Bank Selected Companies. Accordingly, the analysis of publicly traded comparable companies was not simply mathematical. Rather, it involved complex considerations and qualitative judgments, reflected in the opinion of Deutsche Bank, concerning differences in financial and operating characteristics of the Deutsche Bank Selected Companies and other factors that could affect the public trading value of such companies.

The second full paragraph and the table following the second full paragraph on page 50, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Selected Companies Analysis,” are hereby amended and supplemented as follows:

The following table lists the Deutsche Bank Selected Companies and summarizes the results of this analysis  ~~are summarized as follows~~:

EV/EBITDA
	2026E	2027E
Deutsche Bank Selected Companies
Specialty Materials
~~High~~	~~10.3x~~	~~9.5x~~
AMG Critical Materials N.V.	7.6x	5.4x
Alleima AB	10.3x	9.5x
Kaiser Aluminum Corporation	9.3x	9.1x
Neo Performance Materials Inc.	9.0x	9.5x
Median	9.2x	9.3x
~~Low~~	~~7.6x~~	~~5.4x~~

Cylinders	~~NM~~	~~10.2x~~
Hexagon Composites ASA(1)	NM	10.2x

Catalysts
~~High~~	~~8.1x~~	~~7.2x~~
Ecovyst Inc.(2)	8.1x	7.2x
Johnson Matthey PLC(3)	5.6x	5.2x
Umicore N.V.	6.6x	6.3x
Median	6.6x	6.3x
~~Low~~	~~5.6x~~	~~5.2x~~

(1)	Hexagon Composites ASA’s projected 2026 financial results reflected a continued recovery from a prior downturn, and, therefore, did not reflect the level of normalized operating performance anticipated following the completion of such recovery. Hexagon Composites ASA’s 2027 multiple excludes market value of Hexagon Purus ASA stake in enterprise value.
(2)	Ecovyst Inc. pro forma for acquisition of the Calabrian sulfur dioxide and related sulfur derivatives business and additional $100 million term loan.
(3)	Johnson Matthey PLC pro forma for sale of Catalyst Technologies and acquisition of Cormetech Inc.

The third full paragraph on page 51, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Additional Information,” is hereby amended and supplemented as follows:

Illustrative Discounted Future Share Price Analysis. Deutsche Bank applied one-year forward EBITDA multiples ranging from 7.0x to 9.0x to the Company’s 2028E Management Pro Forma Adjusted EBITDA to calculate the Company’s estimated equity value on December 31, 2027 based on the projected net debt position of approximately $2.0 million for the fiscal year ended December 31, 2027 as provided by management of the Company, and discounted the derived equity value using a cost of equity ranging from 13.0% to 15.5% on a present value basis to July 24, 2026, which resulted in a range of implied present values per Company Ordinary Share of approximately $16.05 to $21.05 (rounded to the nearest $0.05).

The fourth full paragraph on page 51, under the heading “The Transaction–Opinion of the Company’s Financial Advisor–Additional Information,” is hereby amended and supplemented as follows:

Equity Research Analyst Price Targets. Deutsche Bank reviewed two publicly available Wall Street research analyst price targets for Company Ordinary Shares as of July 24, 2026, which indicated low to high price targets of $19.00 to $22.00 per Company Ordinary Share, with a present value of $17.15 to $19.70 per Company Ordinary Share (rounded to the nearest $0.05) when discounted 12-months from the respective report dates by 14.25%, the midpoint of the cost of equity of the Company derived using the capital asset pricing model as described above under “—Discounted Cash Flow Analysis.” The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for Company Ordinary Shares.

The paragraph under the heading “Interests of Certain Persons in the Transaction–Compensation Arrangements with Buyer” beginning on page 57 is hereby amended and supplemented as follows:

As of the date of ~~this~~ the Definitive Proxy Statement, none of the Company’s executive officers ~~has~~ had discussed or entered into any agreement with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates. Andrew Butcher, the Company’s Chief Executive Officer, and representatives of Wynnchurch Capital, L.P. have had preliminary discussions regarding succession planning, including Mr. Butcher and his teams' continued employment with Buyer or one of its affiliates following the closing of the Transaction. As of the date of this Current Report on Form 8-K, no agreement has been reached regarding such employment or any equity participation in Buyer or its affiliates, and no other executive officer of the Company has had any such discussions with Buyer or its affiliates. Prior to or following the closing of the Transaction, however, some or all of the Luxfer executive officers may discuss or enter into agreements with Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Buyer or one or more of its affiliates.

Additional Information and Where to Find It

In connection with the proposed Transaction, the Definitive Proxy Statement was filed by the Company with the SEC on September 17, 2026. Additionally, the Company may file other relevant materials with the SEC in connection with the proposed Transaction. INVESTORS AND SECURITYHOLDERS OF LUXFER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (WHICH INCLUDES NOTICES CONVENING THE SCHEME MEETING AND THE GENERAL MEETING OF LUXFER’S SHAREHOLDERS TO BE CONVENED IN CONNECTION WITH THE SCHEME OF ARRANGEMENT, AND AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF LUXFER, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT MATERIALS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE MATERIALS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Definitive Proxy Statement was first mailed or otherwise made available to the Company’s securityholders on or about September 17, 2026. The Preliminary Proxy Statement, the Definitive Proxy Statement and other relevant materials in connection with the proposed Transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge on EDGAR at www.sec.gov, on the investor relations page of the Company’s website at https://www.luxfer.com/investors, or by contacting the Company’s investor relations department at Investor.Relations@Luxfer.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement for the Company’s 2026 Annual General Meeting, which was filed with the SEC on April 30, 2026. Other information regarding the participants in the proxy solicitation and a description of their interests are contained in the Definitive Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed Transaction, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Buyer and the Company to complete the Transaction as contemplated by the transaction agreement, including statements about the Transaction, statements about the expected timetable for completing the Transaction, the Company’s beliefs and expectations and statements about the benefits sought to be achieved in the Transaction, and the potential effects of the Transaction on the Company. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed Transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed Transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed Transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain shareholder approval and the failure to obtain the sanction of the High Court of Justice in England and Wales); the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the Transaction on the Company’s business, including its ability to retain and hire key personnel and maintain relationships with customers; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s ordinary shares; the risk of any unexpected costs or expenses resulting from the Transaction; the risk that shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; and other risks related to the Company’s business.

The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUXFER HOLDINGS PLC

Date: October 26, 2026	By:	/s/ Benjamin M. Coulson
	Name:	Benjamin M. Coulson
	Title:	Corporate Controller & Company Secretary